Exhibit 32.1
                                                                ------------

                                CERTIFICATION PURSUANT TO
                                 18 U.S.C. SECTION 1350,
                                  AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of AmBase Corporation (the "Company") on Form 10-K for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard A. Bianco, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 31, 2006

/s/ Richard A. Bianco
-------------------------
Richard A. Bianco
Chairman, President and Chief Executive Officer
AmBase Corporation